EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the yearly report on Form 10-KSB of Granite Falls Energy, LLC (the “Company”) for the period ended October 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stacie Schuler, Chief Financial Officer and Controller, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stacie Schuler
Stacie Schuler, Controller and Chief Financial Officer
Dated: January 29, 2007